SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) July 18, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  June 30, 2000 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on July 18,
                  2000.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1                 Monthly Servicing Report dated
                                   July 18, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-2.

      Exhibit 20.2                 Monthly Servicing Report dated
                                   July 18, 2000 with respect to the
                                   Universal Card Master Trust
                                   Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated July 18, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated July 18, 2000 with respect to the Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated July 18, 2000 with respect to the Universal Card Master Trust Series 1997-1.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:  /s/ Meridith Jarrell
                                          Name:  Meridith Jarrell
                                          Title: President & Chief
                                                 Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              July 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.2                          Monthly Servicing Report dated
                              July 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.3                          Monthly Servicing Report dated
                              July 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.4                          Monthly Servicing Report dated
                              July 18, 2000 with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.5                          Monthly Servicing Report dated
                              July 18, 2000 with
                              respect to the Universal Card Master Trust
                              Series 1997-1.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            13.99%
       Total Yield Component  .............................            17.81%
       Net Credit Loss Component  .........................             3.81%
       Recoveries .........................................             0.56%
2. Principal Purchase Rate  ...............................            19.81%

3. Principal Payment  Rate  ...............................            16.07%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,301,489,615
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,702,069,588
     Transferor's Interest  ..............................  $   3,702,069,588
     Aggregate Invested Amount of all Series: ............  $  10,000,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,977,179,913
         5-34 days delinquent  ...........................  $     570,923,380
        35-64 days delinquent  ...........................  $     165,559,633
        65-94 days delinquent  ...........................  $     103,660,255
       95-124 days delinquent  ...........................  $      75,334,194
      125-154 days delinquent  ...........................  $      58,503,962
      155-184 days delinquent  ...........................  $      46,332,183

      Current  ...........................................             92.71%
         5-34 days delinquent  ...........................              4.08%
        35-64 days delinquent  ...........................              1.18%
        65-94 days delinquent  ...........................              0.74%
       95-124 days delinquent  ...........................              0.54%
      125-154 days delinquent  ...........................              0.42%
      155-184 days delinquent  ...........................              0.33%
     35+ days delinquent  ................................              3.21%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending June 30, 2000

==============================================================================

B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      13.99%
  2. Weighted Average Certificate Rate                     6.70%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   658,398,184
         Principal Collections                  $   602,746,392
         Finance Charge Collections             $    55,651,792
  2. Investor Default Amount                    $    11,919,510
  3. Investor Monthly Interest                  $    19,547,660
  4. Investor Monthly Fees                      $     5,843,750

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            13.99%
       Total Yield Component  .............................            17.81%
       Net Credit Loss Component  .........................             3.81%
       Recoveries .........................................             0.56%
2. Principal Purchase Rate  ...............................            19.81%

3. Principal Payment  Rate  ...............................            16.07%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,301,489,615
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,702,069,588
     Transferor's Interest  ..............................  $   3,702,069,588
     Aggregate Invested Amount of all Series: ............  $  10,000,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,977,179,913
         5-34 days delinquent  ...........................  $     570,923,380
        35-64 days delinquent  ...........................  $     165,559,633
        65-94 days delinquent  ...........................  $     103,660,255
       95-124 days delinquent  ...........................  $      75,334,194
      125-154 days delinquent  ...........................  $      58,503,962
      155-184 days delinquent  ...........................  $      46,332,183

      Current  ...........................................             92.71%
         5-34 days delinquent  ...........................              4.08%
        35-64 days delinquent  ...........................              1.18%
        65-94 days delinquent  ...........................              0.74%
       95-124 days delinquent  ...........................              0.54%
      125-154 days delinquent  ...........................              0.42%
      155-184 days delinquent  ...........................              0.33%
     35+ days delinquent  ................................              3.21%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending June 30, 2000

==============================================================================

B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      13.99%
  2. Weighted Average Certificate Rate                     6.01%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   131,679,637
         Principal Collections                  $   120,549,278
         Finance Charge Collections             $    11,130,358
  2. Investor Default Amount                    $     2,383,902
  3. Investor Monthly Interest                  $     3,742,305
  4. Investor Monthly Fees                      $     1,168,750

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-2
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1995-2
   ------------------------------------
    1. Total Investor Collections                    $  131,679,637
         Principal Collections                       $  120,549,278
         Reallocated Finance Charge Collections      $   11,130,358
    2. Investor Default Amount                       $    2,383,902
    3. Investor Monthly Interest                     $    3,742,305
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,882,974

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.07%

    2. Base Rate - current month                          7.86%
         Coupon Component                                 5.99%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         6.21%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.88%

    5. Base Rate - 3 month average                        7.87%
         Coupon Component                                 6.00%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.01%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-2
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1995-2
--------------------------------------

   1a. Class A Invested Amount                         $  675,000,000

   1b. Class B Invested Amount                         $   35,625,000

   1c. CIA Invested Amount                             $   39,375,000

   2a. Class A Monthly Interest                        $    3,346,875

   2b. Class B Monthly Interest                        $      181,094

   2c. CIA Monthly Interest                            $      214,337

   3a. Balance in the Class A Interest Funding Account $    3,346,875

   3b. Balance in the Class B Interest Funding Account $      181,094

   3c. Balance in the CIA Interest Funding Account     $      214,337

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-2
                    For the Due Period Ending June 30, 2000
==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    3,346,875

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $      181,094

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      214,337

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    3,346,875

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $      181,094

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      214,337

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-2
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of July 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  131,570,390
         Principal Collections                       $  120,549,278
         Reallocated Finance Charge Collections      $   11,021,112
    2. Investor Default Amount                       $    2,383,902
    3. Investor Monthly Interest                     $    3,800,285
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,738,383

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   13.93%

    2. Base Rate - current month                          7.95%
         Coupon Component                                 6.08%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.98%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.89%

    5. Base Rate - 3 month average                        8.44%
         Coupon Component                                 6.57%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.44%













                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    3,284,159

   2b. Class B Monthly Interest                        $      230,344

   2c. CIA Monthly Interest                            $      285,782

   3a. Balance in the Class A Interest Funding Account $   10,673,518

   3b. Balance in the Class B Interest Funding Account $      748,617

   3c. Balance in the CIA Interest Funding Account     $      285,782

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 13

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2000
==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   10,673,518

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $      748,617

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      285,782

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   10,673,518

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $      748,617

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      285,782

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of July 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 15

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1996-1
   ------------------------------------
    1. Total Investor Collections                    $  175,383,437
         Principal Collections                       $  160,732,371
         Reallocated Finance Charge Collections      $   14,651,066
    2. Investor Default Amount                       $    3,178,536
    3. Investor Monthly Interest                     $    5,023,297
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,984,210

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   13.88%

    2. Base Rate - current month                          7.90%
         Coupon Component                                 6.03%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.98%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.83%

    5. Base Rate - 3 month average                        8.39%
         Coupon Component                                 6.52%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.44%













                                      Page 16

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1996-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,235,243

   2b. Class B Monthly Interest                        $      407,011

   2c. CIA Monthly Interest                            $      381,043

   3a. Balance in the Class A Interest Funding Account $   13,764,540

   3b. Balance in the Class B Interest Funding Account $    1,322,786

   3c. Balance in the CIA Interest Funding Account     $      381,043

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 17

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending June 30, 2000
==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   13,764,540

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $    1,322,786

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      381,043

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   13,764,540

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,322,786

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      381,043

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 18

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of July 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 19

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  175,731,074
         Principal Collections                       $  160,732,371
         Reallocated Finance Charge Collections      $   14,998,703
    2. Investor Default Amount                       $    3,178,536
    3. Investor Monthly Interest                     $    5,370,935
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    5,013,361

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.33%

    2. Base Rate - current month                          8.32%
         Coupon Component                                 6.45%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         6.01%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.89%

    5. Base Rate - 3 month average                        8.45%
         Coupon Component                                 6.58%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.44%













                                      Page 20

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,546,792

   2b. Class B Monthly Interest                        $      440,378

   2c. CIA Monthly Interest                            $      383,765

   3a. Balance in the Class A Interest Funding Account $    4,546,792

   3b. Balance in the Class B Interest Funding Account $      440,378

   3c. Balance in the CIA Interest Funding Account     $      383,765

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 21

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2000
==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      383,765

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      383,765

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 22

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of July 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 23

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  175,713,283
         Principal Collections                       $  160,732,371
         Reallocated Finance Charge Collections      $   14,980,912
    2. Investor Default Amount                       $    3,178,536
    3. Investor Monthly Interest                     $    5,353,143
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,954,996

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.24%

    2. Base Rate - current month                          8.29%
         Coupon Component                                 6.42%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.95%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.05%

    5. Base Rate - 3 month average                        8.60%
         Coupon Component                                 6.73%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.45%













                                      Page 24

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2000

==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,528,611

   2b. Class B Monthly Interest                        $      438,044

   2c. CIA Monthly Interest                            $      386,488

   3a. Balance in the Class A Interest Funding Account $    9,865,903

   3b. Balance in the Class B Interest Funding Account $      954,311

   3c. Balance in the CIA Interest Funding Account     $      386,488

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 25

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2000
==============================================================================
This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.
E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      386,488

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      386,488

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 26

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending June 30, 2000

==============================================================================

This Certificate relates to the Due Period ending June 30, 2000 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on July 17, 2000

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18 day of July 2000

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 27